Pursuant to Rule 497(e)
Registration No. 033-6502

SUNAMERICA INCOME FUNDS

SunAmerica Strategic Bond Fund (“Strategic Bond Fund”)

SunAmerica Tax Exempt Insured Fund (“Tax Exempt Insured Fund”)

Supplement dated April 21, 2010,

to the Prospectus dated July 29, 2009, as supplemented and amended to date

At a special meeting of shareholders held on March 24, 2010 (the “Meeting”), shareholders of the Strategic Bond Fund approved the operation of the SunAmerica Strategic Bond Fund in a manner consistent with the Strategic Bond Fund’s exemptive order from the Securities and Exchange Commission that would permit SunAmerica to, among other things, enter into or amend subadvisory agreements with unaffiliated subadvisers upon approval by the Board but without obtaining shareholder approval, subject to certain conditions (the “Manager of Managers Proposal”).

Accordingly, the first paragraph under the heading “Fund Management,” on page 31 of the Prospectus, is hereby deleted and replaced with the following:

“Adviser.  SunAmerica selects and manages the investments, provides various administrative services, and supervises the daily business affairs of each Fund, except to the extent it has delegated portfolio management of a Fund to a subadviser. SunAmerica may terminate any agreement with a subadviser at any time. Moreover, SunAmerica has received an exemptive order from the SEC that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the High Yield Bond Fund and the Strategic Bond Fund with unaffiliated subadvisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated subadvisers for the High Yield Bond Fund and Strategic Bond Fund, change the terms of particular agreements with unaffiliated subadvisers for the High Yield Bond Fund and Strategic Bond Fund or continue the employment of existing unaffiliated subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders of the Funds have the right to terminate an agreement with subadvisers for their respective Fund at any time by a vote of the majority of the outstanding voting securities. Shareholders will be notified of any subadviser changes that are made pursuant to the exemptive order. The termination and subsequent replacement of a subadviser can increase transaction costs and portfolio turnover rates, which may result in distributions of short-term capital gains and other tax consequences to shareholders. The order also permits the High Yield Bond Fund and Strategic Bond Fund to disclose subadviser fees only in the aggregate to the extent there is more than one subadviser of the High Yield Bond Fund or Strategic Bond Fund.”

At the Meeting, shareholders of the Strategic Bond Fund also approved a new subadvisory agreement between SunAmerica and PineBridge Investments LLC (“PineBridge”), which became effective on March 29, 2010, upon the closing of the transaction whereby AIG sold a portion of its asset management business, including PineBridge, to Bridge Partners, L.P. Accordingly, the third paragraph under the heading “Fund Management,” on page 31 of the Prospectus, is hereby deleted and replaced with the following:

“PineBridge Investments LLC (“PineBridge”) is subadviser to the Strategic Bond Fund. PineBridge is located at 70 Pine Street, New York, NY 10270, and is responsible for investment decisions of the Strategic Bond Fund. PineBridge is an indirect subsidiary of Bridge Partners, L.P. (“Bridge”), a partnership formed by Pacific Century Group, an Asia-based private investment group. PineBridge provides investment advice and markets asset management products and services to clients around the world. As of December 31, 2009, PineBridge managed approximately $87.3 billion. SunAmerica, and not the Strategic Bond Fund, compensates PineBridge for its services. The subadvisory fee rate paid by SunAmerica to PineBridge is equal to an annual rate of 0.35% of average daily net assets of Strategic Bond Fund on the first $200 million, 0.25% on the next $300 million and 0.20% thereafter and is the same as the subadvisory fee rate that was paid by SunAmerica to AIGGIC.”

AIG Asset Management (U.S.), LLC (“AMG”), the successor to AIGGIC under the subadvisory agreement between SunAmerica and AIGGIC with respect to the Tax Exempt Insured Fund, remains a wholly-owned indirect subsidiary of AIG. Accordingly, under the heading “Fund Management,” on page 31 of the Prospectus, the following paragraph is hereby inserted between the fourth and fifth paragraphs:

“AIG Asset Management (U.S.), LLC (“AMG”) is subadviser to the Tax Exempt Insured Fund. AMG is located at 70 Pine Street, New York, New York 10270, and is responsible for investment decisions for the Tax Exempt Insured Fund. AMG is a SunAmerica affiliate and is a wholly-owned subsidiary of AIG Global Asset Management Holdings Corp., a holding company that is a wholly-owned indirect subsidiary of AIG. As of December 31, 2009, AMG managed approximately $8.8 billion. Effective December 31, 2009, AIGGIC, the subadviser to the Tax Exempt Insured Fund, designated AMG as its successor under the Subadvisory Agreement between AIGGIC and SunAmerica and assigned its rights under the Subadvisory Agreement to AMG. SunAmerica, and not the Tax Exempt Insured Fund, compensates AMG for its services. The subadvisory fee rate paid by SunAmerica to AMG is equal to an annual rate of 0.25% of average daily net assets of Tax Exempt Insured Fund on the first $200 million, 0.22% on the next $300 million and 0.15% thereafter and is the same as the subadvisory fee rate that was paid by SunAmerica to AIGGIC.”

In addition, all references to “AIGGIC,” in the fifth paragraph under the heading “Fund Management,” on page 31 of the Prospectus, are hereby deleted and replaced with “AMG.” All references to “AIG Investments” and “AIGGIC,” under the heading “Strategic Bond Fund,” on pages 32 and 33 of the Prospectus, are hereby deleted and replaced with “PineBridge.” All references to “AIG Investments” and “AIGGIC,” under the heading “Tax Exempt Insured Fund,” on pages 33 and 34 of the Prospectus, are hereby deleted and replaced with “AMG.”

Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUP5_IFPRO_7-09

SUNAMERICA INCOME FUNDS

SunAmerica Strategic Bond Fund (“Strategic Bond Fund”)

SunAmerica Tax Exempt Insured Fund (“Tax Exempt Insured Fund”)

Supplement dated April 21, 2010,

to the Statement of Additional Information dated July 29, 2009,

as supplemented and amended to date

At a special meeting of shareholders held on March 24, 2010, shareholders of the Strategic Bond Fund approved a new subadvisory agreement between SunAmerica and PineBridge Investments LLC (“PineBridge”), which became effective on March 29, 2010, upon the closing of the transaction whereby AIG sold a portion of its asset management business, including PineBridge, to Bridge Partners, L.P. Accordingly, the second paragraph under the heading “The Adviser,” on page 60 of the Statement of Additional Information, is hereby deleted and replaced with the following:

“PineBridge Investments LLC (“PineBridge”) is subadviser to the Strategic Bond Fund. PineBridge is located at 70 Pine Street, New York, NY 10270, and is responsible for investment decisions of the Strategic Bond Fund. PineBridge is an indirect subsidiary of Bridge Partners, L.P. (“Bridge”), a partnership formed by Pacific Century Group, an Asia-based private investment group. PineBridge provides investment advice and markets asset management products and services to clients around the world. As of December 31, 2009, PineBridge managed approximately $87.3 billion. The subadvisory fee rate paid by SunAmerica to PineBridge is equal to an annual rate of 0.35% of average daily net assets of Strategic Bond Fund on the first $200 million, 0.25% on the next $300 million and 0.20% thereafter and is the same as the subadvisory fee rate that was paid by SunAmerica to AIGGIC.”

AIG Asset Management (U.S.), LLC (“AMG”), the successor to AIGGIC under the subadvisory agreement between SunAmerica and AIGGIC with respect to the Tax Exempt Insured Fund, remains a wholly-owned indirect subsidiary of AIG. Accordingly, under the heading “The Adviser,” on page 60 of the Statement of Additional Information, the following paragraph is hereby inserted after the third paragraph:

“AIG Asset Management (U.S.), LLC (“AMG”) is subadviser to the Tax Exempt Insured Fund. AMG is located at 70 Pine Street, New York, New York 10270, and is responsible for investment decisions for the Tax Exempt Insured Fund. AMG is a SunAmerica affiliate and is a wholly owned subsidiary of AIG Global Asset Management Holdings Corp., a holding company that is an indirect, wholly-owned subsidiary of AIG. As of December 31, 2009, AMG managed approximately $8.8 billion. Effective December 31, 2009, AIGGIC, the subadviser to the Tax Exempt Insured Fund, designated AMG as its successor under the Subadvisory Agreement between AIGGIC and SunAmerica and assigned its rights under the Subadvisory Agreement to AMG. SunAmerica, and not the Tax Exempt Insured Fund, compensates AMG for its services. The subadvisory fee rate paid by SunAmerica to AMG is equal to an annual rate of 0.25% of average daily net assets of Tax Exempt Insured Fund on the first $200 million, 0.22% on the next $300 million and 0.15% thereafter and is the same as the subadvisory fee rate that was paid by SunAmerica to AIGGIC.”

The first sentence on page 62 of the Statement of Additional Information, is hereby deleted and replaced with the following:

“Pursuant to the Subadvisory Agreements between SunAmerica and PineBridge with respect to the Strategic Bond Fund and between SunAmerica and AMG with respect to the Tax Exempt Insured Fund, as compensation for its services to the Funds, PineBridge and AMG each receives a fee from SunAmerica, payable monthly, computed daily at the following annual rates:”

All references to “AIGGIC” in the last paragraph on page 62 of the Statement of Additional Information, are hereby replaced with “AMG.”

The reference to “AIGGIC,” with respect to the Strategic Bond Fund in the table on page 66, is hereby deleted and replaced with “PineBridge.” The reference to “AIGGIC,” with respect to the Tax Exempt Insured Fund in the table on page 66, is hereby deleted and replaced with “AMG.”

The first sentence under the heading “Fund Ownership,” on page 67 of the Statement of Additional Information, is hereby deleted and replaced with the following:

“The following table indicates the dollar range of equity securities in the Funds beneficially owned by the portfolio managers and the value of those shares as of March 31, 2009.”

The first paragraph on page 68 of the Statement of Additional Information, is hereby replaced with the following:

“Portfolio Manager Compensation for PineBridge

Compensation for all PineBridge portfolio managers consists of both a salary and a bonus component. The salary component is a fixed base salary, and does not vary based on a portfolio manager’s performance. Generally, salary is based upon several factors, including experience and market levels of salary for such position. The bonus component is generally discretionarily determined based both on a portfolio manager’s individual performance and the overall performance of PineBridge. In assessing individual performance of portfolio managers, both qualitative performance measures and also quantitative performance measures assessing the management of a portfolio manager’s funds are considered. A portfolio manager may also receive a long-term compensation component, either in the form of a partnership interest in the firm or as a cash-based award the ultimate value of which would depend upon financial performance of the firm.”

The following paragraph is hereby inserted at the end of page 68:

“Portfolio Manager Compensation for AMG

Compensation for AMG portfolio managers has both a salary and a bonus component. The compensation structure described below is utilized for both the Registered Investment Companies and all other accounts aforementioned. The salary component is a fixed annual base salary, which is generally based upon several factors, including experience and market levels of salary for such position. After consideration of the day-to-day responsibilities of a particular portfolio manager and the performance of funds linked to the management of the portfolio manager, the bonus component is subject to manager’s location within a ranking system whereby performance is compared to that of a manager’s peers. Determination of the performance portion of the compensation is measured on a pre-tax basis and includes such factors as portfolio returns relative to benchmark indices default losses, impaired sales and other criteria. Any long-term compensation, including stock options, is not performance based, but is distributed on certain vesting dates.”

The reference to “AIGGIC” on page 71 of the Statement of Additional Information is hereby replaced with “PineBridge, AMG.”

Capitalized terms used herein but not defined have the meanings assigned to them in the Statement of Additional Information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SAI-SUP3_IFPRO_7-09